UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12.

LIFE STORAGE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2019 LIFE STORAGE, INC.    LIFE STORAGE, INC. 6467 MAIN ST Williamsville, NY 14221 0000415573_1    R1.0.1.18    Meeting Information Meeting Type: Annual Meeting For holders as of: April    02, 2019 Date: May 30, 2019 Time: 9:00 AM EDT Location: Life Storage, Inc. headquarters 6467 Main Street Williamsville, NY 14221 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.    See the reverse side of this notice to obtain proxy materials and voting instructions.

– Before You Vote – How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report    2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow                (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow                (located on the following page) in the subject line. Requests, instructions    and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2019 to facilitate timely delivery. – How To Vote – Please Choose One of the Following Voting Methods    0000415573_2    R1.0.1.18    Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow                available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following nine director nominees:    1. Election of Directors    Nominees 1a. Mark G. Barberio 1b. Joseph V. Saffire 1c. Charles E. Lannon 1d. Stephen R. Rusmisel 1e. Arthur L. Havener, Jr. 1f. Carol Hansell 1g. Dana Hamilton 1h. Edward J. Pettinella 1i. David L. Rogers The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2    Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for    the Company for the fiscal year ending December 31, 2019. 3    Proposal to amend the Bylaws of the Company. 4    Proposal to amend and restate the Company’s 2009 Outside Directors’ Stock Option and Award Plan. 5    Proposal to approve the compensation of the Company’s executive officers. NOTE: In their discretion, the proxies are authorized to vote upon any matters of business which may properly come before the meeting, or any adjournment(s) thereof.    0000415573_3    R1.0.1.18

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